Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 60% Portfolio
March 31, 2024
VIPFM-60-NPRT1-0524
1.856870.116
Equity Funds - 64.6%
	Shares	Value ($)
Fidelity Canada Fund (a)	747,263	50,253,445
Fidelity Commodity Strategy Fund (a)	202,112	18,703,457
Fidelity Contrafund (a)	4,051,191	76,851,086
Fidelity Emerging Markets Discovery Fund (a)	3,205,118	52,692,135
Fidelity Emerging Markets Fund (a)	11,447,056	430,752,732
Fidelity Enhanced International ETF (a)	4,327,505	123,550,268
Fidelity Enhanced Large Cap Value ETF (a)	2,074,343	60,570,816
Fidelity Equity-Income Fund (a)	1,958,424	143,611,247
Fidelity Global Commodity Stock Fund (a)	571,582	10,665,724
Fidelity Hedged Equity Fund (a)	7,244,983	87,229,595
Fidelity Infrastructure Fund (a)	481,246	5,957,830
Fidelity International Capital Appreciation Fund (a)	3,410,000	97,935,209
Fidelity International Discovery Fund (a)	2,390,981	117,588,462
Fidelity International Small Cap Fund (a)	1,587,369	51,335,521
Fidelity International Small Cap Opportunities Fund (a)	3,068,877	63,126,790
Fidelity International Value Fund (a)	7,346,293	77,503,386
Fidelity Japan Smaller Companies Fund (a)	2,997,853	47,725,821
Fidelity Low-Priced Stock Fund (a)	3,341,626	159,495,823
Fidelity Overseas Fund (a)	7,302,653	475,329,661
Fidelity Real Estate Investment Portfolio (a)	832,799	31,429,820
Fidelity Value Discovery Fund (a)	1,800,611	67,540,920
VIP Stock Selector All Cap Portfolio Investor Class (a)	184,950,717	2,067,749,011
TOTAL EQUITY FUNDS (Cost $3,583,229,628)		4,317,598,759

Fixed-Income Funds - 33.7%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	7,074,157	65,931,139
Fidelity High Income Fund (a)	6,366,515	49,085,828
Fidelity Inflation-Protected Bond Index Fund (a)	13,289,454	120,003,772
Fidelity Long-Term Treasury Bond Index Fund (a)	4,758,246	46,345,317
Fidelity New Markets Income Fund (a)	1,286,577	16,159,405
Fidelity Total Bond Fund (a)	103,618,007	981,262,526
VIP Investment Grade Bond II Portfolio Investor Class (a)	104,051,885	978,087,722
TOTAL FIXED-INCOME FUNDS (Cost $2,326,695,604)		2,256,875,709

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $107,794,818)	107,773,264	107,794,818

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.28% 4/25/24 to 5/2/24 (d) (Cost $5,149,855)	5,170,000	5,149,621

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,022,869,905)	6,687,418,907
NET OTHER ASSETS (LIABILITIES) - 0.0%	(381,570)
NET ASSETS - 100.0%	6,687,037,337

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	284	Jun 2024	33,470,820	400,023	400,023

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	135	Jun 2024	35,832,375	(791,401)	(791,401)
ICE MSCI Emerging Markets Index Contracts (United States)	704	Jun 2024	36,924,800	2,422	2,422

TOTAL SOLD					(788,979)

TOTAL FUTURES CONTRACTS					(388,956)
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,384,346.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	70,860,946	75,709,123	38,775,251	1,266,194	-	-	107,794,818	0.2%
Total	70,860,946	75,709,123	38,775,251	1,266,194	-	-	107,794,818

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	48,951,193	966,257	1,732,442	-	(7,108)	2,075,545	50,253,445
Fidelity Commodity Strategy Fund	18,532,277	293,886	489,623	-	(70,271)	437,188	18,703,457
Fidelity Contrafund	65,614,917	837,424	1,297,447	52,740	44,294	11,651,898	76,851,086
Fidelity Emerging Markets Discovery Fund	53,057,223	583,984	970,332	-	23,338	(2,078)	52,692,135
Fidelity Emerging Markets Fund	412,943,178	5,259,501	8,748,564	-	105,929	21,192,688	430,752,732
Fidelity Enhanced International ETF	114,678,883	-	-	1,012,636	-	8,871,385	123,550,268
Fidelity Enhanced Large Cap Value ETF	55,696,110	-	-	541,404	-	4,874,706	60,570,816
Fidelity Equity-Income Fund	132,961,011	2,497,887	3,345,660	474,787	75,287	11,422,722	143,611,247
Fidelity Floating Rate High Income Fund	64,998,244	2,175,470	1,383,536	1,364,498	4,411	136,550	65,931,139
Fidelity Global Commodity Stock Fund	10,317,289	151,396	252,230	-	3,087	446,182	10,665,724
Fidelity Hedged Equity Fund	80,398,853	21,730	-	21,729	-	6,809,012	87,229,595
Fidelity High Income Fund	32,325,105	17,297,344	980,166	589,418	3,076	440,469	49,085,828
Fidelity Inflation-Protected Bond Index Fund	121,283,345	1,822,798	2,967,415	41,678	(47,621)	(87,335)	120,003,772
Fidelity Infrastructure Fund	5,928,055	93,574	154,204	-	(496)	90,901	5,957,830
Fidelity International Capital Appreciation Fund	91,622,204	1,535,788	2,757,504	-	203,139	7,331,582	97,935,209
Fidelity International Discovery Fund	107,661,865	2,013,525	3,609,888	-	(76,586)	11,599,546	117,588,462
Fidelity International Small Cap Fund	50,410,321	791,490	1,420,863	-	33,039	1,521,534	51,335,521
Fidelity International Small Cap Opportunities Fund	60,236,982	1,046,587	-	-	-	1,843,221	63,126,790
Fidelity International Value Fund	72,956,733	1,046,588	1,871,604	-	48,653	5,323,016	77,503,386
Fidelity Japan Smaller Companies Fund	45,177,646	-	-	-	-	2,548,175	47,725,821
Fidelity Long-Term Treasury Bond Index Fund	73,850,609	1,104,057	26,150,962	481,422	(1,496,193)	(962,194)	46,345,317
Fidelity Low-Priced Stock Fund	148,840,987	2,444,284	4,041,360	-	(164,106)	12,416,018	159,495,823
Fidelity New Markets Income Fund	15,895,249	316,225	232,095	202,066	338	179,688	16,159,405
Fidelity Overseas Fund	446,263,974	7,584,727	13,620,309	-	570,415	34,530,854	475,329,661
Fidelity Real Estate Investment Portfolio	32,364,428	445,282	741,854	-	(2,566)	(635,470)	31,429,820
Fidelity Total Bond Fund	978,836,650	38,995,513	24,263,190	10,283,251	37,846	(12,344,293)	981,262,526
Fidelity U.S. Low Volatility Equity Fund	62,736,299	151,445	64,209,801	-	8,968,487	(7,646,430)	-
Fidelity Value Discovery Fund	63,921,110	1,113,704	1,842,988	-	30,796	4,318,298	67,540,920
VIP Investment Grade Bond II Portfolio Investor Class	971,144,091	37,411,458	24,263,222	626,265	92,859	(6,297,464)	978,087,722
VIP Stock Selector All Cap Portfolio Investor Class	1,915,137,612	27,574,309	45,614,079	-	877,676	169,773,493	2,067,749,011
	6,354,742,443	155,576,233	236,961,338	15,691,894	9,257,723	291,859,407	6,574,474,468

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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